UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) March 1, 2007
Neoware, Inc.

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

000-21240	23-2705700

(Commission File Number)	(IRS Employer Identification No.)
3200 Horizon Drive, King of Prussia, Pennsylvania 19406

(Address of Principal Executive Offices)           (Zip Code)
(610) 277-8300

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.
(e) Neoware Senior Officer Bonus Plan for fiscal year 2007.
     On March 1, 2007, the Compensation and Stock Option Committee (the “Committee”) of the Board of Directors of Neoware, Inc. (the “Company”) established performance targets for the performance criteria chosen for the 2007 fiscal year under the Company’s Senior Officer Bonus Plan (the “Plan”). The Committee selected revenues as the performance criteria for determining fiscal year 2007 bonuses.
     Under the Plan, each year the Committee also establishes a target bonus for each executive expressed as a percentage of the executive’s base salary based on the executive’s position. On March 1, 2007, the Committee approved the fiscal year 2007 target bonus percentages for each of the following executive officers, as follows: Klaus Besier, President and Chief Executive Officer, 50%; Eric Rubino, Chief Operating Officer, 50%; and Keith Schneck, Executive Vice President and Chief Financial Officer, 50%. The Committee, upon the recommendation of the CEO (with the exception of the CEO’s) as to each of the executives, also approved individual performance objectives (“MBOs”) for fiscal 2007 for each executive (other than the CEO), and the Committee approved MBOs for the CEO, which the executives must achieve to receive full bonus payments. Each executive has 6-7 MBOs tied to bonus payments. After the end of the fiscal year, the Committee, together with the CEO, will review each of the executives’ performance of his MBOs (with the exception of the CEO’s performance), and the Committee will review the CEO’s performance of his MBOs and also overall job performance including functional area and departmental objectives. If an executive fails to achieve his individual MBOs, the Compensation Committee will reduce the executive’s bonus payment accordingly. The percent of the executive’s above assigned target bonus percentage will be equivalent to the percent of his MBOs achieved, up to 100% subject to the Committee’s discretion to adjust an executive’s bonus up or down based upon job performance, other than achievement of MBOs, and achievement of functional area and departmental objectives.
     All summaries or descriptions of the Plan are qualified in their entireties by the Plan filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 31, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 6, 2007	Neoware, Inc. (Registrant)
/s/ Keith D. Schneck
Keith D. Schneck
Executive Vice President and Chief Financial Officer